Fees Summary	Aug. 11, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,495.79
Total Transaction Valuation	9,770,000.00
Total Offset Amount	0.00
Net Fee	$ 1,495.79